United States

Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2022 (March 23, 2022)

BlueLinx Holdings Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32383	77-0627356
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA

30067

(Address of Principal Executive Offices)

(Zip Code)

(770) 953-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       Appointment of Adam K. Bowen as Vice President and Chief Accounting Officer

On March 23, 2022, the Board of Directors of BlueLinx Holdings Inc., a Delaware corporation (the “Company”), appointed Adam K. Bowen to serve as the Company’s Vice President and Chief Accounting Officer.

Mr. Bowen, age 39, served as the Company’s Senior Director of Accounting and Corporate Controller from May 2020 until his appointment as Vice President and Chief Accounting Officer. He previously served as the Company’s Director of Internal Audit from April 2019 until May 2020. Prior to joining the Company, Mr. Bowen served as Senior Manager of Internal Audit for Abbott Laboratories (NYSE: ABT) from October 2017 until March 2019, and before that, Mr. Bowen served as Manager of Internal Audit at Alere Inc. (NYSEL ALR) from June 2015 until its acquisition by Abbott in October 2017. Mr. Bowen also has over five years of public accounting experience with KPMG US LLP and he held various financial roles with subsidiaries of Southern Company (NYSE: SO).

There is no arrangement or understanding between Mr. Bowen and any other person pursuant to which Mr. Bowen was selected as an officer, and Mr. Bowen does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships existing between Mr. Bowen and any director or executive officer of the Company.

As Vice President and Chief Accounting Officer, Mr. Bowen’s annual base salary will be $280,000; he will have a target annual bonus opportunity of 40% of base salary; and he will be eligible to receive annual equity grants under the Company’s Long-Term Incentive Plan (“LTIP”), with a target value of at least 40% of base salary for his LTIP grant in 2022. Mr. Bowen will participate in the Company’s other compensation and benefit programs at levels consistent with his position and scope of responsibility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

	By:	/s/ Shyam Reddy
Shyam Reddy
Dated: March 29, 2022		Senior Vice President, General Counsel, and Corporate Secretary